Prospectus Supplement	May 10, 2006

PUTNAM INTERNATIONAL EQUITY FUND  Prospectus dated October 30, 2005

The section "Who manages the fund?" is supplemented to reflect that the members of the International Core Team primarily responsible for the day-to-day management of the fund's portfolio are now solely Joshua Byrne (Portfolio Leader) and Simon Davis (Portfolio Leader).